Corporate Overview

2©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Legal Disclaimers This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, current and future commercialization activities, timing and success of our ongoing and planned clinical trials and related data, the timing of announcements, updates and results of our clinical trials and related data, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, competitive position, industry environment, and potential market opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to the success, cost and timing of our product candidate development activities and ongoing and planned clinical trials; our plans to develop and commercialize targeted therapeutics, including our lead product candidates roflumilast cream and roflumilast foam; the progress of patient enrollment and dosing in our clinical trials; the ability of our product candidates to achieve applicable endpoints in the clinical trials; the safety profile of our product candidates; the potential for data from our clinical trials to support a marketing application, as well as the timing of these events; our ability to obtain funding for our operations, development and commercialization of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals; the rate and degree of market acceptance and clinical utility of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; current and future agreements with third parties in connection with the commercialization of our product candidates; our expectations regarding our ability to obtain and maintain intellectual property protection; our dependence on third party manufacturers; the success of competing therapies that are or may become available; our ability to attract and retain key scientific or management personnel; our ability to identify additional product candidates with significant commercial potential consistent with our commercial objectives; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward- looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. For further information with respect to Arcutis, we refer you to our most recent annual report on Form 10-K, as amended, and our most recent quarterly report on Form 10-Q, filed with the SEC. In addition, we are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and, accordingly, we file periodic reports, current reports, proxy statements and other information with the SEC. These periodic reports, current reports, proxy statements and other information are available for review at the SEC’s website at http://www.sec.gov. All product and company names are trademarksTM or registered® trademarks of their respective holders.

3©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. 2022: A Transformational Year for Arcutis Continues FDA approval of ZORYVE® (roflumilast) in plaque psoriasis is the realization of our efforts to bring meaningful innovation to patients with immune-mediated skin diseases Topical roflumilast is a unique “pipeline-in-a-product” opportunity across four development programs We announced positive topline data from our Phase 3 pivotal studies in atopic dermatitis, seborrheic dermatitis and scalp & body psoriasis in 2022 with regulatory next steps progressing. Acquisition of Ducentis broadens our robust immuno-dermatology pipeline with the addition of ARQ-234, our first biologic The strength of our balance sheet enables robust launch investment for ZORYVE and continued pipeline advancement

4©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Our Strategy to Build the Preeminent Immuno- Dermatology Company FDA = U.S. Food and Drug Administration; IP = intellectual property Developing potential best- in-class and innovative topical dermatology therapies against validated biological targets Filling the innovation gap in the dermatology drug sector World-class leadership team >50 FDA-approved products Rapidly advancing a broad, innovative pipeline with strong IP protection for clinical assets Elevating the standard of care to simplify disease management and optimize drug efficacy, safety, and tolerability

Broad and Deep Pipeline Continues to Progress



Formulation
Preclinical
Phase 1
Phase 2
Phase 3
NDA Review
Approved
Commercial Rights
ZORYVE (roflumilast cream)
Plaque Psoriasis
Worldwide
Atopic Dermatitis (0.15% strength)
Worldwide
Roflumilast Foam (ARQ-154)
Seborrheic Dermatitis
Worldwide
Scalp Psoriasis
Worldwide
ARQ-252 Cream (JAK1 Inhibitor)
Hand Eczema
U.S., EU, Japan, Canada
Vitiligo
U.S., EU, Japan, Canada
ARQ-255 Suspension (JAK1 Inhibitor)
Alopecia Areata
U.S., EU, Japan, Canada
ARQ-234 (CD200R)
Atopic Dermatitis
Worldwide
Other Preclinical Projects
Acne, Palmoplantar Psoriasis, Nail Psoriasis, Rosacea

arcutis BIOTHERAPEUTICS

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6©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Arcutis Continues to Execute Without Fail *Approved by the FDA for topical treatment of plaque psoriasis, including intertriginous areas, in patients 12 years of age and older; ** Phase 3 topline for INTEGUMENT-1 and -2 with 0.15% strength; INTEGUMENT-PED expected in 2023 Roflumilast Cream Roflumilast Foam Atopic Dermatitis Phase 3 — Topline Data** Seborrheic Dermatitis Phase 3 — Topline Data Scalp & Body Psoriasis Phase 3 — Topline Data Plaque Psoriasis FDA Approval* Q4 2022Q3 2022Q2 2022

Topical Roflumilast Opportunity: ~7 million Dermatologist-Treated Patients in the U.S. Alone

	Psoriasis	Atopic Dermatitis	Seborrheic Dermatitis
Prevalence	~9M	~26M	~10M
Topical Rx treated in Derm setting	**2.0M** *(mild-moderate-severe)*	**2.6M** *(mild-to-moderate)*	**2.2M** *(moderate-to-severe)*
Topically treated outside Derm	~1.2M *(mild-moderate-severe)*	~4.1M *(mild-to-moderate)*	~1.0M *(moderate-to-severe)*

Significant incremental opportunity

to access the millions of U.S. patients Rx treated by other specialties (e.g., PCPs or pediatricians) via partnership

Rx = Prescription; PCP = primary care physician

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8©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE (zor-eev) - Next Generation PDE4 Inhibitor Approved for Treatment of Plaque Psoriasis in Ages 12+ PDE4 = phosphodiesterase-4 Uniquely broad label Once-daily treatment in mild, moderate, & severe plaque psoriasis, including intertriginous psoriasis Very well-tolerated, steroid-free cream Minimal adverse application site reactions; coupled with our proprietary HydroARQTM technology Efficacy & safety suitable for long-term use No boxed warnings/limitations on duration of use Established, rapid efficacy Significant clearance of plaques + itch in all affected areas of the body

9©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Arcutis Enjoys Strong IP Protection1 1As of 9/15/22; PK = pharmacokinetics; PDE4 = phosphodiesterase 4; JAK = Janus Kinase Roflumilast Patent Protection Expected Until At Least 2037 1 Pending U.S. patent application for method of use on a critical ingredient in the topical roflumilast formulations Pending U.S. patent application on novel restorative effect of the roflumilast cream vehicle1 2 Pending U.S. patent applications for the Deep Dermal Drug Delivery (4D) Technology underlying ARQ-255 Pending U.S. patent application for novel JAK1 inhibitor formulation (ARQ-252)1 13 1 Issued foreign patent for use of a critical ingredient in topical roflumilast formulations 1 Pending U.S. patent application on anti-fungal properties of PDE4 inhibitors 1 Issued U.S. patent on topical roflumilast PK profile (plus 3 pending) Issued U.S. and foreign patents on topical roflumilast cream and foam formulations

10©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Plaque Psoriasis - Significant Unmet Needs in Treatment Paradigm 1 Skin Insights: Uncovering Psoriasis survey of >500 adults who use topicals, March 2022 ~9M individuals in the U.S. affected Of patients wish they had more topical treatment alternatives to steroids1 81% Past topical therapies have numerous shortcomings Physicians and patients forced to trade-off between efficacy and safety/tolerability >90% of U.S. patients treated with topical drugs

11©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE Cream – FDA-Approved U.S. Label in Psoriasis WI-NRS: Worst Itch Numeric Rating Scale Once-daily treatment in mild, moderate, & severe plaque psoriasis Indication for ages 12+ Indication for treatment of intertriginous areas Itch data (WI-NRS) included in label

12©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Rapid, Robust Efficacy on IGA Success in Both Phase 3 Plaque Psoriasis Trials IGA = Investigator’s Global Assessment; IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline; ITT Population Statistical analysis based on multiple imputation; Week 2, 4, and 6 consistent with label 3.2% 18.6% 26.0% 36.7% 2.0% 5.5% 4.5% 7.1% 0% 10% 20% 30% 40% 50% 60% Week 2 Week 4 Week 6 Week 8 P e rc e n ta g e o f P a ti e n ts ZORYVE Cream 0.3% (n=290) Vehicle (n=152) p < 0.0001 p < 0.0001 IGA Success DERMIS-2 6.3% 19.8% 32.4% 41.5% 2.3% 2.6% 6.2% 5.8% 0% 10% 20% 30% 40% 50% 60% Week 2 Week 4 Week 6 Week 8 P e rc e n ta g e o f P a ti e n ts IGA Success DERMIS-1 ZORYVE Cream 0.3% (n=286) Vehicle (n=153) p < 0.0001 p < 0.0001 p < 0.0001 p < 0.05 p < 0.0001

13©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Efficacy at 8 Weeks Comparable to High-Potency Steroids & Vitamin D / Tazarotene Combo IGA Success = Clear or Almost Clear with at least a 2-grade improvement Note: The results of this retrospective post-hoc cross-trial comparison may not be directly comparable, as they are not from a single head-to-head clinical trial. Comparison of IGA success rates across separate topical psoriasis clinical trials 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Week 8 Taclonex® Susp Phase 3 Betameth/Calcipotriene Bethamethasone dp Calcipotriene Vehicle High Potency Steroid + Vit A or D Combo Mean = 34.4% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Week 8 DUOBRII® Phase 3 Halobetasol/Taz Vehicle STUDY 1 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Week 8 Wynzora® Phase 3 Betameth/Calcipotriene Taclonex Susp Vehicle STUDY 2 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Week 8 P e rc e n ta g e o f P a ti e n ts ZORYVE Cream Phase 3 ZORYVE Vehicle DERMIS 1 DERMIS 2

14©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Significant and Rapid Clearance of Plaques in DERMIS Phase 3 Studies Individual patient results may vary Baseline (Heel) Week 4 Week 8 IGA = 2 IGA = 0 IGA = 0 Demonstrated efficacy in tough-to-treat areas (knees/elbows) + intertriginous/sensitive areas

15©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE Delivered Clinically Meaningful Response in 3 out of 4 Patients % Change in PASI Total Score at Week 8 - Pooled DERMIS Studies PASI-50 72% PASI-75 40% PASI-90 20% C h a n g e f ro m b a se li n e ( % ) PASI-50 26% PASI-75 7% PASI-90 2% C h a n g e f ro m b a se li n e ( % ) ZORYVE Cream 0.3% N=519 Vehicle N=263 100 - 80 - 60 - 40 - 20 - 0 - -20 - -40 - -60 - -80 - -100 - 100 - 80 - 60 - 40 - 20 - 0 - -20 - -40 - -60 - -80 - -100 - PASI = Psoriasis Area and Severity Index

16©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE Demonstrates Consistent Clearance Regardless of Baseline Disease Severity IGA Success = Clear or Almost Clear IGA status plus ≥2-grade improvement from baseline. PASI = Psoriasis Area and Severity Index; PASI-75 = ≥75% PASI improvement from baseline; Data are based on pooled data from DERMIS-1 and DERMIS-2. IGA results are from observed data from the Intent-to-treat population; Presented at American Academy Of Dermatology (AAD) Annual Meeting, March 25–29, 2022, Boston, MA, USA. 39.8% 36.5% 46.7% 6.9% 8.5% 1.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% <5% 5-10% >10% P e rc e n ta g e o f P a ti e n ts ZORYVE Vehicle cream n=265 n=207 n=114 n=121 n=104 n=70 IGA Success by Baseline BSA at Week 8 39.0% 38.1% 47.8% 5.9% 9.4% 1.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% <5% 5-10% >10% P e rc e n ta g e o f P a ti e n ts ZORYVE Vehicle cream n=246 n=181 n=101 n=106 n=92 n=56 PASI-75 by Baseline BSA at Week 8 p < 0.0001 p < 0.0001 p < 0.0001 p < 0.0001 p < 0.001 p < 0.001

17©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Demonstrated Efficacy and Favorable Safety and Tolerability in Treating Intertriginous Plaques I-IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline 33.7 41.8 57.7 71.5 13.3 27.8 22.7 13.8 0 10 20 30 40 50 60 70 80 90 100 Week 2 Week 4 Week 6 Week 8 P a ti e n ts , % *P<0.01; **P<0.001; ***P<=0.0001; I-IGA-intent-to-treat population: patients with intertriginous area involvement with severity of the intertriginous lesions at least mild (I-IGA ≥2) at baseline. Statistical analysis based on multiple imputation; Week 2, 4, and 6 consistent with label; I-IGA, Intertriginous-Investigator’s Global Assessment. 1Skin Insights: Uncovering Psoriasis survey of >500 adults who use topicals, March 2022 Survey Suggests ~2 in 3 Patients Have Exhibited Psoriasis in Intertriginous Areas1 *** 32.7 53.2 58.4 67.5 6.5 16.1 13.3 17.4 0 10 20 30 40 50 60 70 80 90 100 Week 2 Week 4 Week 6 Week 8 P a ti e n ts , % ** *** * * ZORYVE Cream 0.3% Vehicle I-IGA Success DERMIS-1 I-IGA Success DERMIS-2 ZORYVE Cream 0.3% Vehicle ***

18©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Rapid Reduction of Itch in DERMIS-1 and DERMIS-2 Proportion of patients who achieved a ≥4-point improvement in WI-NRS from baseline score of ≥4 *P <0.001; ** P <0.0001; Evaluated in a subset of the intent-to-treat population of patients with WI-NRS pruritus score ≥4 at baseline; WI-NRS: Worst Itch Numeric Rating Scale Statistical analysis based on multiple imputation Robust reduction in itch occurs early and consistently improves through Week 8 34.9 49.4 66.7 22.7 18.7 25.7 0 10 20 30 40 50 60 70 80 90 100 Week 2 Week 4 Week 8 % o f P a ti e n ts ZORYVE Cream 0.3% (n=218) Vehicle (n=115) ** ** 41.5 55.8 68.6 21.9 21.2 33.3 0 10 20 30 40 50 60 70 80 90 100 Week 2 Week 4 Week 8 % o f P a ti e n ts ZORYVE Cream 0.3% (n=229) Vehicle (n=116) ** ** WI-NRS DERMIS-1 WI-NRS DERMIS-2 *

19©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE – Safe and Very Well-Tolerated Data are presented for safety population DERMIS-1 and -2 Adverse Reactions Reported in >=1% of Subjects for 8 Weeks [n (%)] ZORYVE (n=576) Vehicle (n=305) Diarrhea 18 (3.1) 0 (0.0) Headache 14 (2.4) 3 (1.0) Insomnia 8 (1.4) 2 (0.7) Nausea 7 (1.2) 1 (0.3) Application site pain 6 (1.0) 1 (0.3) Upper respiratory tract infection 6 (1.0) 1 (0.3) Urinary tract infection 6 (1.0) 2 (0.7)

20©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Durability of Response Maintained: Phase 2 Long-Term Data in Plaque Psoriasis Observed data from ARQ-151-202 study; IGA = Investigator’s Global Assessment; OLE = open label extension 0 10 20 30 40 50 60 70 0 4 8 12 16 20 24 28 32 36 40 44 48 52 P a ti e n ts , % Week ZORYVE Cream 0.3% (201→202) ZORYVE Cream 0.3% after Vehicle Crossover (201→202) In 594 subjects who continued ZORYVE for up to 64 weeks in OLE trials, the adverse reaction profile was similar to that of vehicle- controlled vehicles • Durable efficacy over 52-64 weeks • Comparable to DERMIS-1/-2 8-week efficacy • Median duration of IGA of Clear or Almost Clear = 37 weeks • 73.5% of patients completed 52-64 weeks of treatment • Only 0.9% discontinued due to lack of efficacy • Only 3.9% discontinued due to any adverse event IGA of ‘Clear’ or ‘Almost Clear’

21©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE Healthcare Provider Payor Patient ZORYVE: Designed to Simplify the Treatment of Psoriasis

22©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE Cream’s Label in Psoriasis is Recognition of Our Differentiated Profile Comparison based on FDA-approved labels for referenced products. No head-to-head trials between these products have been conducted. DUOBRII® : halobetasol propionate and tazarotene; ENSTILAR® : calcipotriene and betamethasone dipropionate; Wynzora® : calcipotriene and betamethasone dipropionate; VTAMATM : tapinarof In Label DUOBRII® ENSTILAR® Wynzora® VTAMATM ZORYVETM Intertriginous efficacy Approved down to age 12 Itch efficacy data Lack of warnings or precautions No limitations on duration of use

Patient Dynamics Are Favorable Towards Trial

~2M

Psoriasis patients currently Rx treated topically by U.S. dermatologists

Minimal behavioral change required to activate utilization

- 90% of U.S. patients treated with topicals

Highly dynamic market facilitates start/switch

- Steroids limited to short duration – frequent need to switch

Sparse competitive landscape for innovative topical therapies

- Synergy in activating non-steroidal market with two innovative topicals launching

Rx = prescription

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24©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Our Access Strategy Remains Unchanged: Unlocking Broad, High-Quality Access to ZORYVE Responsible pricing Designed to obtain broad and rapid coverage Reduced prescriber burden Key to maximizing volume opportunity Rapid follow-on indications Allow for portfolio volumes across multiple indications

25©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Now Covered by a Top Pharmacy Benefit Manager (PBM) and a Large National Health Plan • Formulary Inclusion Effective 11/1 • Differentiated Access, Details Available Soon Unlocking Broad, Quality Coverage of ZORYVE for Patients With Recent Formulary Wins Our Access/Coverage Goals • High-quality coverage for patients • Faster formulary consideration/adoption • Preservation of gross-to-net • Optimizing for volume & franchise value

26©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. List Prices of Select Branded Topicals Source: Analysource – 7/15/22 Indicative Payor Controls $1200$400 $800 $1950 $830 = CMS Specialty Tier

27©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Patients Are Supported via ZORYVE Direct 27 For Financially Eligible Patients who are Uninsured or Underinsured, Arcutis Also Offers the Arcutis CaresTM Patient Assistance Program *Uninsured patients and patients with government insurance are not eligible for the ZORYVE Direct savings program; Other terms and restrictions apply Commercially insured patients with ZORYVE coverage $25 Commercially insured patients without ZORYVE coverage $75 Savings Program*

Atopic Dermatitis: Compelling Opportunity for Roflumilast Cream

Very large, established market

- ~26 million individuals in U.S. affected
- ~26 million total prescriptions in U.S.[1] (~2x of Psoriasis)
- 12% prevalence in children[2] → need for safe/effective therapy

Significant unmet need
for safe, effective non-steroidal therapy suitable for chronic use

Roflumilast Cream
Atopic Dermatitis Profile

Closely aligned with needs of:
1. Physicians
2. Patients
3. Parents
4. Payors

[1]Source: IQVIA FY 2021; [2]Silverberg,JI, Dermatol Clin 35 (2017) 283-289

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29©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Topical Steroids Remain Standard of Care in Underserved, Rapidly Growing AD Market Segment 1Source: IQVIA [Biologic = Dupixent; PDE4 = Eucrisa]; TCI = topical calcineurin inhibitor $4.0 $5.5 $7.1 $8.3 $9.3 $10.2 $11.3 $12.3 $0 $2 $4 $6 $8 $10 $12 $14 2021 2022 2023 2024 2025 2026 2027 2028 Atopic Dermatitis Sales2 United States US Sales ($B) 88% 6% 5% 1% Total 2021 TRx of ~26 Million1 Topical Steroids TCIs Biologic Topical PDE4 2Source: Evaluate Pharma; CAGR = compound annual growth rate

30©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Under 12 years old 12-17 years old 18+ years old Under 12 years old 12-17 years old 18+ years old High Unmet Need for New Topical Therapies, Especially for Pediatric Patients Unmet need with topical therapies for atopic dermatitis1 2%3% 6% 15% 2% 4% 8% 43% 59% 49% 51% 30% 26% Strongly Agree Somewhat Agree Neither Agree nor Disagree Somewhat Disagree Strongly Disagree Top 2 Box 94% 89% 75% 4% 6% 6% 4% 57% 63% 60% 39% 31% 29% Strongly Agree Somewhat Agree Neither Agree nor Disagree Somewhat Disagree Strongly Disagree Allergists, PCPs, and Peds (n=51)Derms & NP/PAs (n=100) 96% 94% 90%Top 2 Box 1Nov 2022 Quant Survey, The Link Group; NP = nurse practitioner; PA = physician assistant; PCP = primary care physician

INTEGUMENT-1 & -2 Phase 3 Atopic Derm Studies

Randomized, Double-blind, Vehicle-controlled, Multicenter Studies
(Two identical, parallel Phase 3 studies)

Eligibility

- Diagnosis of mild or moderate AD (vIGA = 2 or 3)
- Age 6+
- BSA ≥3%
- EASI ≥5

2:1

Randomize

N=654
N=683

Roflumilast Cream
0.15% QD

Vehicle
QD

4 weeks dosing

Endpoints

Primary

- vIGA-AD success at week 4

Secondary

- EASI-75
- WI-NRS (itch)
- vIGA = Clear (0) or Almost Clear (1)

Safety and tolerability

vIGA- Success = Clear or Almost Clear with at least a 2-grade improvement from baseline; BSA = body surface area; EASI = eczema area severity index; WI-NRS: Worst Itch Numeric Rating Scale; QD = once a day dosing

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32©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Rapid, Robust Efficacy on IGA Success Observed in Both Phase 3 Atopic Dermatitis Trials vIGA = Validated Investigator’s Global Assessment; IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline; ITT Population Statistical analysis based on multiple imputation 8.1% 21.2% 32.0% 0.5% 6.4% 15.2% 0% 10% 20% 30% 40% Week 1 Week 2 Week 4 P e rc e n ta g e o f P a ti e n ts vIGA-AD Success INTEGUMENT-1 0.15% Roflumilast Cream (n=433) Vehicle (n=221) p < 0.0001 p < 0.0001 p < 0.0001 5.9% 17.7% 28.9% 3.1% 5.3% 12.0% 0% 10% 20% 30% 40% Week 1 Week 2 Week 4 P e rc e n ta g e o f P a ti e n ts vIGA-AD Success INTEGUMENT-2 0.15% Roflumilast Cream (n=451) Vehicle (n=232) p < 0.0001 p < 0.0001

33©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Over 40% of Patients Achieved EASI-75 at Week 4 EASI -75 = 75% improvement from baseline 14.0% 30.6% 43.2% 5.5% 13.2% 22.0% 0% 10% 20% 30% 40% 50% Week 1 Week 2 Week 4 P e rc e n ta g e o f P a ti e n ts EASI-75 INTEGUMENT-1 0.15% Roflumilast Cream (n=433) Vehicle (n=221) p < 0.0001 p < 0.0001 p = 0.0006 13.3% 29.5% 42.0% 7.8% 10.9% 19.7% 0% 10% 20% 30% 40% 50% Week 1 Week 2 Week 4 P e rc e n ta g e o f P a ti e n ts EASI-75 INTEGUMENT-2 0.15% Roflumilast Cream (n=451) Vehicle (n=232) p < 0.0001 p < 0.0001 p = 0.0329

34©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Roflumilast Cream vs. Current Approved Treatments in Atopic Dermatitis [EASI-75 Responders] 43% 22% 42% 20% 0% 10% 20% 30% 40% 50% 60% Week 4 Roflumilast Cream Ph 3 0.15% Roflumilast Cream QD Vehicle QC p < 0.0001 47% 17% Week 4 Triamcinolone Rux Cream Ph 2b TMC 0.1% Cr BID Rux Vehicle BID 29% 15% Week 4 EUCRISA® Ph 3b/4 Eucrisa BID Vehicle BID Note: The results of this retrospective post-hoc cross-trial comparison may not be directly comparable. Differences exist between trial designs and subject characteristics, and caution should be exercised when comparing data across unrelated studies. QD = once a day dosing; BID = twice a day dosing; EUCRISA = crisaborole; ELIDEL = pimecrolimus; OPZELURA = ruxolitinib cream 59% 14% 50% 10% Week 4 OPZELURA® Ph 3 Opzelura BID Vehicle BID p < 0.0001 36% 15% Week 4 ELIDEL® Ph 3b/4 Elidel BID Eucrisa Vehicle BID

35©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Robust and Rapid Itch Response Observed in Phase 3 WI-NRS: Worst Itch Numeric Rating Scale (only measured in the 12+ year old population in the study); WI-NRS response = 4 point reduction in WI-NRS in patients with WI-NRS >= 4 at baseline 9.5% 23.8% 33.6% 2.3% 9.8% 20.7% 0% 10% 20% 30% 40% Week 1 Week 2 Week 4 P e rc e n ta g e o f P a ti e n ts WI-NRS Success INTEGUMENT-1 0.15% Roflumilast Cream (n=278) Vehicle (n=135) p = 0.0016 p = 0.0089 p = 0.0159 11.2% 22.3% 30.2% 1.6% 6.9% 12.4% 0% 10% 20% 30% 40% Week 1 Week 2 Week 4 P e rc e n ta g e o f P a ti e n ts WI-NRS Success INTEGUMENT-2 0.15% Roflumilast Cream (n=264) Vehicle (n=136) p = 0.0014 p = 0.0015 p = 0.0020

36©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Roflumilast Cream Was Well-Tolerated in Phase 3 AE: adverse event; SAE: serious adverse event; TEAE: treatment-emergent adverse event INTEGUMENT-1 INTEGUMENT-2 Subjects (%) Roflumilast 0.15% (n=433) Vehicle (n=221) Roflumilast 0.15% (n=452) Vehicle (n=230) Subjects with any TEAE 92 (21.2%) 35 (15.8%) 102 (22.6%) 30 (13.0%) Subjects with any Treatment-Related TEAE 27 (6.2%) 4 (1.8%) 26 (5.8%) 8 (3.5%) Subjects with any SAE 4 (0.9%) 0 4 (0.9%) 0 Subjects with treatment-related SAE 0 0 2 (0.4%) 0 Subjects who discontinued Study due to AE 6 (1.4%) 3 (1.4%) 8 (1.8%) 2 (0.9%)

37©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Most Common Treatment-Emergent Adverse Events (≥1.0% in Any Group) INTEGUMENT-1 INTEGUMENT-2 Preferred Term Roflumilast 0.15% (n=433) Vehicle (n=221) Roflumilast 0.15% (n=452) Vehicle (n=230) Headache 10 (2.3%) 3 (1.4%) 16 (3.5%) 1 (0.4%) Nausea 8 (1.8%) 2 (0.9%) 9 (2.0%) 0 Application site pain 9 (2.1%) 1 (0.5%) 4 (0.9%) 2 (0.9%) Nasopharyngitis 8 (1.8%) 2 (0.9%) 0 1 (0.4%) COVID-19 4 (0.9%) 5 (2.3%) 4 (0.9%) 3 (1.3%) Diarrhea 6 (1.4%) 0 7 (1.5%) 2 (0.9%) Vomiting 5 (1.2%) 0 8 (1.8%) 2 (0.9%) Upper respiratory tract infection 0 1 (0.5%) 5 (1.1%) 1 (0.4%)

38©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Roflumilast Foam – Significant, Underappreciated Opportunity for Arcutis Seb Derm • As big a market as psoriasis, with no products promoted or in development Scalp • 40% of plaque psoriasis sufferers have scalp involvement • Competitive differentiation in psoriasis

39©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Scalp Psoriasis - Roflumilast Foam May Address Unmet Needs ~40% of Plaque Psoriasis sufferers have scalp involvement Roflumilast foam ideal for scalp and body psoriasis • Suitable for chronic use • Foam is ideal for hair-bearing areas such as scalp, where cream, lotion, or ointment is not suitable • Unlike most other options, single treatment for all areas of the body • May be used near the eyes • Rapid and robust impact on itch • Positive topline read-out from ARRECTOR Phase 3 Pivotal trial in September 2022

ARRECTOR Phase 3 Trial in Scalp & Body Psoriasis

Randomized, Double-blind, Vehicle-controlled Multicenter Study

Eligibility

- Diagnosis of scalp and body plaque psoriasis
- Age 12+
- At least moderate severity on scalp (S-IGA) and mild severity on body (B-IGA)
- ≤ 25% BSA; ≤ 20% non-scalp BSA
- Psoriasis Scalp Severity Index (PSSI) ≥ 6
- ≥ 10% of scalp involved
- PASI ≥ 2

2:1

Randomize

N=432

Roflumilast Foam
0.3% QD Dosing

Vehicle
QD Dosing

8 weeks dosing

Endpoints

Co-Primary

- Scalp IGA (S-IGA) success at week 8
- Body IGA (B-IGA) success at week 8

Secondary

- Scalp worst itch NRS (SI-NRS)
- WI-NRS
- PASI-75
- S-IGA = 0
- Psoriasis Symptom Diary (PSD)

Safety and tolerability

IGA = Investigator's Global Assessment; IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline; WI-NRS: Worst Itch Numeric Rating Scale; QD = once a day; BSA = body surface area

ARCUTIS BIOTHERAPEUTICS

©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience.

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41©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Robust Efficacy on Scalp IGA Success in ARRECTOR Trial S-IGA = Scalp Investigator’s Global Assessment; IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline ITT Population 31.1% 53.9% 67.3% 11.7% 19.4% 28.1% 0% 20% 40% 60% 80% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts ~2/3 of Patients Achieved S-IGA Success at Week 8 Roflumilast Foam 0.3% (n=281) Vehicle (n=151) p < 0.0001 p < 0.0001 p < 0.0001 40% of Patients Achieved S-IGA of Clear at Week 8

42©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Demonstrated Efficacy on Body IGA Success in ARRECTOR Trial, Consistent with DERMIS Trials B-IGA = Body Investigator’s Global Assessment; IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline ITT Population; * Nominal p-values 13.1% 33.5% 46.5% 8.0% 12.2% 20.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts ~47% of Patients Achieved B-IGA Success at Week 8 Roflumilast Foam 0.3% (n=281) Vehicle (n=151) p = 0.2003* p < 0.0001* p < 0.0001

43©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Seborrheic Dermatitis – Significant Unmet Needs in Treatment Paradigm ~10 million Individuals in the U.S. affected • Itchy red patches covered by greasy / flaking scales on scalp, face and chest •Topicals dominate treatment, but options pose challenges: • Steroids pose safety issues, especially with chronic use • Proximity to eyes/thin skin on face exacerbates safety concerns • Topical antifungals offer only modest efficacy • Polypharmacy

44©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Roflumilast Foam Could Become Standard of Care in Seborrheic Dermatitis Efficacy data showed meaningful symptomatic improvement The ability to use on all affected areas of the body Safety and tolerability data that supports potential for chronic use Simple, easy-to-use, 1x daily foam for scalp Dual Mechanism: Anti-fungal + Anti- inflammatory X

Seborrheic Dermatitis: Opportunity Comparable in Size to Psoriasis

- **10 M** Seb Derm U.S. Prevalence
- **6.9 M** Topically TRx-treated
- **4.1 M** Topically TRx-treated by derm
- **2.2 M** Topically TRx-treated by derm (moderate-to-severe)

75 Average # of seborrheic dermatitis patients seen in a typical month

	Mild	Moderate	Severe
Patients receiving a prescription treatment 1st line[1]	71%	**92%**	**97%**

[1]*Arcutis Quantitative Seb Derm Research August 2020, n=100 Dermatology HCPs; TRx = prescription*

ARCUTIS BIOTHERAPEUTICS
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46©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Patients Require Complex and Onerous Treatment Regimens 1Harris Poll Seborrheic Dermatitis Survey (n>600 HCPs, n=300 patients) OTC = over the counter; HCP = healthcare professional 1.4 2.1 2.4 Prescription treatments OTC treatments Alternative treatments TOTAL 5.9 Actively Using Treatments1 Per Week, Mean 9 in 10AGREE1 “I would be more likely to stick with a treatment plan if it meant using fewer treatments.” “I am interested in trying new treatment options.” 9 in 10 AGREE1 Patients ready for new options

47©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. STRATUM Phase 3 Trial in Seborrheic Dermatitis Randomized, Double-blind, Vehicle-controlled Multicenter Study IGA = Investigator’s Global Assessment; IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline; WI-NRS: Worst Itch Numeric Rating Scale; QD = once a day; BSA = body surface area Endpoints Primary • IGA success at week 8 Secondary • IGA success at week 2 and 4 • IGA score of 0 at week 8 • Overall assessment of erythema/scaling • WI-NRS (itch) Safety and tolerability Eligibility • Diagnosis of at least moderate seborrheic dermatitis (IGA ≥3) • Age 9+ • Up to 20% BSA Roflumilast Foam 0.3% QD Dosing Vehicle QD Dosing 8 weeks dosing 2:1 R an do m iz e N=457 Single STRATUM study should be sufficient basis for NDA

48©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. 80% of Patients Achieved IGA Success & 50% Completely Clear at 8 Weeks in Seb Derm Phase 3 IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline 43.2% 73.2% 80.1% 26.6% 47.9% 59.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts 80% of Patients Achieved IGA Success at Week 8 Roflumilast Foam 0.3% (n=304) Vehicle (n=153) 16.4% 35.6% 50.7% 6.5% 14.9% 28.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts >50% of Patients Achieved IGA of Clear (IGA = 0) at Week 8 Roflumilast Foam 0.3% (n=304) Vehicle (n=153) p < 0.0001 p < 0.0001 p = 0.0003 p < 0.0001 p < 0.0001 p = 0.0023

49©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Robust Itch Response in Phase 3 in Pivotal Phase 3 STRATUM Trial WI-NRS: Worst Itch Numeric Rating Scale; WI-NRS response = 4 point reduction in WI-NRS in patients with WI-NRS > 4 at baseline 32.6% 47.9% 63.6% 15.6% 30.4% 42.3% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts ~64% of Patients Achieved a WI-NRS Response at Week 8 Roflumilast Foam 0.3% (n=304) Vehicle (n=153) p = 0.0037 p = 0.0029 p = 0.0005

50©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Roflumilast Foam Was Well-Tolerated in Pivotal Phase 3 STRATUM Trial AE: adverse event; SAE: serious adverse event; TEAE: treatment-emergent adverse event Subjects (%) Roflumilast 0.3% (n=304) Vehicle (n=153) Overall (n=457) Subjects with any TEAE 70 (23.0%) 33 (21.6%) 103 (22.5%) Subjects with any Treatment-Related TEAE 8 (2.6%) 5 (3.3%) 13 (2.8%) Subjects with any SAE 1 (0.3%) 0 1 (0.2%) Treatment-related SAE 0 0 0 Subjects who discontinued Study Drug due to AE 2 (0.7%) 3 (2.0%) 5 (1.1%) Subjects who discontinued Study due to AE 2 (0.7%) 3 (2.0%) 5 (1.1%)

51©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Most Common Treatment Emergent Adverse Events (>1.0% in Any Group) in Pivotal Phase 3 STRATUM Trial *All graded as mild Preferred Term Roflumilast 0.3% (n=304) Vehicle (n=153) Overall (n=457) COVID-19 11 (3.6%) 5 (3.3%) 16 (3.5%) Urinary tract infection 4 (1.3%) 3 (2.0%) 7 (1.5%) Nasopharyngitis 4 (1.3%) 1 (0.7%) 5 (1.1%) Nausea* 5 (1.6%) 0 5 (1.1%) Application site pain 1 (0.3%) 3 (2.0%) 4 (0.9%) Sinusitis 0 2 (1.3%) 2 (0.4%)

Advancing Multiple Preclinical Programs in Dermatology

Candidate	Program
ARQ-252 Cream (JAK1 Inhibitor)	• Chronic Hand Eczema • Vitiligo
ARQ-255 Suspension (JAK1 Inhibitor)	• Alopecia Areata
Other Preclinical Projects	• Acne • Palmoplantar Psoriasis • Nail Psoriasis • Rosacea

+

Strategic In-licensing / Business Development

- Best-in-class potential
- Validated targets
- Modality agnostic

Ducentis BioTherapeutics

arcutis BIOTHERAPEUTICS
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53©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Alopecia Areata (AA) – No Approved Treatments and Significant Unmet Needs Autoimmune, chronic, and relapsing hair loss ranging from scattered patches to complete loss of hair Significant psychosocial impact on self-esteem, body image, and/or self-confidence No FDA-approved therapies • Standard of care includes topical steroids or steroid injections • Most development focused on oral/systemic therapies targeting more severe disease • Topical therapy well-positioned for more common mild-to-moderate disease

54©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Barriers to Topical Drug Delivery to the Hair Bulb AA = alopecia areata Follicle Hair bulb Superficial vascular plexus Epidermis Drug delivery challenge suggested by failure of topical JAKi approach, coupled with success of oral JAKs Inflammation in AA surrounds the hair bulb Challenges to topical treatment • Depth of inflammation • Dense vasculature ARQ-255 is designed to deliver drug to the site of inflammation deep in the hair follicle Entered Clinic in December 2022 for ARQ-255

55©Copyright 2022. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Acquisition of Ducentis – Next Step Towards Evolution into Preeminent Immuno-Dermatology Company Aligned to the Arcutis Strategy (1) Atopic Derm (AD) is Large Market with High Unmet Need, (2) CD200R is a biologically-validated target, (3) ARQ-234 potentially best-in-class molecule Leverages Arcutis’ Deep Dermatology & Biologics Expertise ARQ-234 Is Highly Complementary To Roflumilast Cream In AD Modest Investment to Acquire Biologic and Achieve Proof-of- Concept Against De-Risked Target in High-Value Indication